UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                          Date of Report: June 30, 2005
                        (Date of earliest event reported)

                               Griffon Corporation
 _____________________________________________________________________________
             (Exact name of registrant as specified in its charter)

  Delaware                          1-6620                        11-1893410
 _____________________________________________________________________________
 (State or other                 (Commission                    (IRS Employer
 jurisdiction of                 File Number)                   Identification
 incorporation)                                                       No.)


                 100 Jericho Quadrangle, Jericho, New York 11753
 _____________________________________________________________________________
               (Address of principal executive offices) (Zip Code)

                                 (516) 938-5544
 _____________________________________________________________________________
              (Registrant's telephone number, including area code)

                                       N/A
 _____________________________________________________________________________
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

_ Written communications pursuant to Rule 425 under the Securities Act (17 CFR
  230.425)
_ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240
  .14a-12)
_ Pre-commencement communications pursuant to Rule  14d-2(b) under the  Exchange
  Act (17 CFR 240.14d-(b))
_ Pre-commencement communications pursuant to Rule  13e-4(c) under the  Exchange
  Act (17 CFR 240.13e-(c))

ITEM 1.01    ENTRY INTO MATERIAL DEFINITIVE AGREEMENT.

     On June 30, 2005, the Registrant entered into a Stock Purchase Agreement with BBA Holding Deutschland GmbH ("BBA") pursuant to which the Registrant, through its indirect, wholly-owned subsidiary, Clopay Folien GmbH, ("Clopay"), will purchase from BBA all of the share capital of BBA Joint Venture Holding GmbH ("JV Holding") for $82 million in cash (the "Transaction"). JV Holding is the owner of the forty (40%) percent of Finotech Verbundstoffe GmbH & Co KG ("Finotech") that Clopay does not already own. Finotech is a joint venture between Clopay and BBA. In connection with the Transaction, BBA Group PLC ("BBA Group"), the parent of BBA, guaranteed the obligation of BBA to indemnify Clopay for a ten (10) year period in respect of any liabilities of JV Holding as of the Closing Date other than those related to its ownership of Finotech.

     In addition, on July 1, 2005, the Registrant entered into an Amendment to its Loan Agreement dated as of October 25, 2001, as amended (the "Loan Agreement"), pursuant to which certain covenants were amended to enable the Registrant to consummate the Transaction.

     A copy of the press release announcing the Transaction is attached hereto as Exhibit 99.1. A copy of the Stock Purchase Agreement is attached hereto as
Exhibit 10.1. A copy of the amendment to the Loan Agreement is attached hereto as Exhibit 10.2.

ITEM 2.01    COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

     On July 5, 2005, the Registrant  consummated the  Transaction  described in
Item 1.01, above. The purchase price paid in the Transaction was determined based on the historical and projected financial results for Finotech and was the result of arms-length negotiations.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

     On July 5, 2005, the Registrant borrowed $60 million under its Loan Agreement. The Registrant may borrow, repay and reborrow amounts under its Loan Agreement.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.

     (a) Financial statements of businesses acquired.

     As a result of the Registrant's 60% ownership in Finotech prior to the consummation of the Transaction described in Item 1.01 above, the requisite financial information required by this Item has been included in the Registrant's Form 10-Q for the quarter ended March 31, 2005 and Form 10-K for the fiscal year ended September 30, 2004, each of which is hereby incorporated by reference.

     (b) Pro forma financial information.

     The Registrant will file the financial information required by this Item not later than 71 days after the date on which this Form 8-K is required to be filed.

     (c) Exhibits.

        10.1 Stock Purchase Agreement dated June 30, 2005 among Clopay Folien Folien GmbH, BBA Holding Deutschland GmbH and BBA Group PLC

        10.2 Amendment to Loan Agreement dated as of June 30, 2005 between the Registrant and the lenders party thereto

        99.1    Press Release dated July 1, 2005

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                GRIFFON CORPORATION


                                By:  /s/ Eric Edelstein
                                   -----------------------------------------
                                    Eric Edelstein, Executive Vice President
                                            and Chief Financial Officer


Date:  July 7, 2005

                                  EXHIBIT INDEX
                                  -------------


       10.1 Stock Purchase Agreement dated June 30, 2005 among Clopay Folien GmbH, BBA Holding Deutschland GmbH and BBA Group PLC

       10.2 Amendment to Loan Agreement dated as of June 30, 2005 between the Registrant and the lenders party thereto

       99.1   Press Release dated July 1, 2005